UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2020

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	333-216037	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01. Entry into a Material Definitive Agreement.

WF-1 Facility Amendment No. 3 to Guarantee Agreement

On August 3, 2020, and effective as of March 31, 2020, FS Credit Real Estate Income Trust, Inc (the “Company”), as guarantor, entered into an Amendment No. 3 to Guarantee Agreement (the “WF-1 Guarantee Amendment”) with Wells Fargo, National Association (“Wells Fargo”), as buyer, which amended the guarantee agreement (the “WF-1 Guarantee”), pursuant to which the Company guarantees the obligations, subject to the limitations therein, of its wholly-owned, special purpose financing subsidiary, FS CREIT Finance WF-1 LLC (“WF-1”), under the Master Repurchase and Securities Contract (as amended, the “WF-1 Repurchase Agreement”) between WF-1, as seller, and Wells Fargo, as buyer. The WF-1 Guarantee Amendment, among other things, set the minimum adjusted tangible net worth the Company is required to maintain at the greater of (A) (i) 75% of all equity capital raised by the Company from and after its date of formation plus (ii) 75% of certain outstanding capital commitments minus (iii) 75% of the amounts expended by the company for equity redemptions or repurchases from and after its date of formation and (B) 75% of the then-current maximum facility size.

The material terms of the WF-1 Guarantee Amendment described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

GS-1 Facility Second Amendment to Guarantee Agreement

On August 3, 2020, and effective as of March 31, 2020, the Company, as guarantor, entered into a Second Amendment to Guarantee Agreement (the “GS-1 Guarantee Amendment”) with Goldman Sachs Bank USA (“Goldman Sachs”), as buyer, which amended the guarantee agreement (the “GS-1 Guarantee”), pursuant to which the Company guarantees 50% of the obligations, subject to limitations therein, of its wholly-owned, special purpose financing subsidiary, FS CREIT Finance GS-1 LLC (“GS-1”), under the Uncommitted Master Repurchase and Securities Contract Agreement (as amended, the “GS-1 Repurchase Agreement”) between GS-1, as seller, and Goldman Sachs, as buyer. The GS-1 Guarantee Amendment, among other things, set the minimum adjusted tangible net worth the Company is required to maintain at (i) 75% of all equity capital raised by the Company from and after its date of formation plus (ii) 75% of certain outstanding capital commitments minus (iii) 75% of the amounts expended by the company for equity redemptions or repurchases from and after its date of formation.

The material terms of the GS-1 Guarantee Amendment described above are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 3 to Guarantee Agreement, dated as of August 3, 2020, among FS Credit Real Estate Income Trust, Inc. and Wells Fargo Bank, N.A..

10.2	Second Amendment to Guarantee Agreement, dated as of August 3, 2020, among FS Credit Real Estate Income Trust, Inc. and Goldman Sachs Bank USA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: August 7, 2020	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary